THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

PRUDENTIAL DISCOVERY PREMIER GROUP VARIABLE CONTRACT ACCOUNT

Discovery Premier Group Retirement Annuity

Supplement to Prospectus Dated May 1, 2016

Supplement dated August 22, 2016

This Supplement should be read and retained with the current Prospectus for your Annuity. This Supplement is intended to update certain information in the Prospectus for your Annuity. If you would like another copy of the current Prospectus, please contact us at 1-877-778-2100.

PROSPECTUS CHANGES

Effective September 12, 2016, the name of the Money Market Portfolio (a portfolio of The Prudential Series Fund) is changing to the Government Money Market Portfolio. Accordingly, references to the Money Market Portfolio are being replaced with the Government Money Market Portfolio in the following Prospectus sections:

1.	Cover Page

2.	“The Funds” (pages 8 and 9)

3.	“Other Fund Information” (pages 14, 15, and 16)

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS

2016-PROSUPP-3